                                                                  EXHIBIT 99.h12
 To: State Street Bank and Trust Company

  From: Client Name: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

  Client Address: 4500 MAIN STREET KANSAS CITY, MO 64111
                  ---------------------------------------

  Date:     February 04, 2003

  Re: PRICE SOURCE AUTHORIZATION

Reference is made to the Custodian Agreement dated OCTOBER 8, 1993 between
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (the "Adviser"), on behalf of
American Century International Bond Fund (the "Fund"), and State Street Bank and
Trust Company. Capitalized terms used in this Price Source Authorization or in any attachment or supplement shall have the meanings provided in the Custodian
Agreement unless otherwise specified. Pursuant to the Custodian Agreement, the
Adviser hereby directs State Street to calculate the net asset value ("NAV") of the Fund or, if applicable, its Portfolios, in accordance with the terms of the
Fund's or Portfolio's currently effective Prospectus. State Street will perform the NAV calculation subject to the terms and conditions of the Custodian
Agreement and this Authorization.

The Adviser hereby authorizes State Street to use the pricing sources specified on the attached Authorization Matrix (as amended from time to time) as sources for prices of assets in calculating the net asset value of the Fund. The Adviser understands that State Street does not assume responsibility for the accuracy of the quotations provided by the specified pricing sources and that State Street shall have no liability for any incorrect data provided by the pricing sources specified by the Adviser, except as may arise from State Street's lack of reasonable care in performing agreed upon tolerance checks as to the data furnished and calculating the net asset value of the Fund in accordance with the data furnished to State Street. The Adviser also acknowledges that prices supplied by the Adviser or an affiliate may be subject to approval of the Fund's
Board and are not the responsibility of State Street.

The Adviser agrees to indemnify and hold State Street harmless from any claim, loss or damage arising as a result of using prices furnished by any specified pricing source.

State Street agrees that written notice of any change in the name of any specified pricing source will be sent to the Adviser as such information is available to State Street.

Kindly acknowledge your acceptance of the terms of this letter in the space provided below.

American Century Investment Management, Inc, on behalf of
American Century International Bond Fund

By  /s/ Robert J. Leach
   -----------------------------------  The foregoing terms are hereby accepted.

Print Name:  Robert J. Leach            STATE STREET BANK AND TRUST COMPANY
            -------------------------
Title:   Vice President, Director       By:
        -----------------------------      -----------------------------------
                                           Vice President

[STATE STREET BANK AND TRUST COMPANY LOGO]

                                            PRICE SOURCE AND METHODOLOGY
                                                AUTHORIZATION MATRIX

                                         Daily Valuation: Mutual Funds and
                                     Insurance (NAVigator; PAM for Mutual Funds)
--------------------------------------------------------------------------------

INSTRUCTIONS: Please indicate the primary, secondary and tertiary source to be used by State Street in calculating market value of investment for each legal entity in the Client Relationship identified below. If the security type is not held (or, in the case of a mutual fund, not allowed by the fund prospectus), please indicate N/A. NOTE: If an Investment Manager is a Pricing Source, please specify explicitly. If the Client has more than one account or portfolio, each will be priced in accordance with the instructions given below unless otherwise indicated. If the accounting platform used for the Client is MCHorizon, then
State Street performs a Data Quality review process as specified in the Sources
Status Pricing Matrix on the NAVigator Pricing System which specifies pricing tolerance thresholds, index and price aging details. The Sources Status Pricing
Matrix will be provided for your information and review. In the absence of an
Instruction to the contrary, State Street shall be entitled to rely on the
Instructions contained in this Price Source and Methodology Authorization Matrix for each additional legal entity within the client relationship to whom State
Street provides pricing services from time to time.

-------------------------------------- -------  ----------  --------  -------  -------------  ------------
           SECURITY TYPE               PRIMARY   SECONDARY  TERTIARY  PRICING     PRICING      VALUATION
                                        SOURCE    SOURCE     SOURCE    LOGIC   DEFAULT LOGIC     POINT
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
EQUITIES
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
U. S. Listed Equities (NYSE,AMEX)
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
U.S. OTC Equities (Nasdaq)
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
Foreign Equities
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
Listed ADR's
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
FIXED INCOME
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
Municipal Bonds
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
US Bonds (Treasuries, MBS,                                  American  Evaluated   Mean of      NYSE
  ABS, Corporates)                      IDC     Bloomberg   Century   Mean        Bid/Ask      Close
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
                                                            American  Evaluated  Mean of       NYSE
Eurobonds/Foreign Bonds                 IDC     Bloomberg   Century   Mean       Bid/Ask       Close
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
OTHER ASSETS
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
     Options
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
     Futures
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
     Non - Listed ADR's
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
EXCHANGE RATES
-------------------------------------- -------  ----------  --------  -------  -------------  ------------

-------------------------------------- -------  ----------  --------  -------  -------------  ------------
FORWARD POINTS
-------------------------------------- -------  ----------  --------  -------  -------------  ------------

-------------------------------------- -------  ----------  --------  -------  -------------  ------------

CLIENT RELATIONSHIP:    American Century Investment Management, Inc.
(the "Advisor"), on behalf of the American Century International Bond
Fund (the "Fund")
---------------------------------------------------------------------------
           LEGAL ENTITY (IF MORE THAN ONE, PLEASE LIST ON PAGE 2)

AUTHORIZED BY:   /s/ Robert J. Leach
                 -----------------------------------------------------

STATE STREET BANK AND TRUST COMPANY

ACCEPTED:                                      , Vice President
               ------------------------------------------------------

EFFECTIVE DATE:   3 / 1 / 2003  (SUPERSEDES PRIOR MATRICES)

[STATE STREET BANK AND TRUST COMPANY LOGO]

                                            PRICE SOURCE AND METHODOLOGY
                                                AUTHORIZATION MATRIX

                                         Daily Valuation: Mutual Funds and
                                     Insurance (NAVigator; PAM for Mutual Funds)
--------------------------------------------------------------------------------

INSTRUCTIONS: Please indicate the primary, secondary and tertiary source to be used by State Street in calculating market value of investment for each legal entity in the Client Relationship identified below. If the security type is not held (or, in the case of a mutual fund, not allowed by the fund prospectus), please indicate N/A. NOTE: If an Investment Manager is a Pricing Source, please specify explicitly. If the Client has more than one account or portfolio, each will be priced in accordance with the instructions given below unless otherwise indicated. If the accounting platform used for the Client is MCHorizon, then
State Street performs a Data Quality review process as specified in the Sources
Status Pricing Matrix on the NAVigator Pricing System which specifies pricing tolerance thresholds, index and price aging details. The Sources Status Pricing
Matrix will be provided for your information and review. In the absence of an
Instruction to the contrary, State Street shall be entitled to rely on the
Instructions contained in this Price Source and Methodology Authorization Matrix for each additional legal entity within the client relationship to whom State
Street provides pricing services from time to time.

-------------------------------------- -------  ----------  --------  -------  -------------  ------------
           SECURITY TYPE               PRIMARY   SECONDARY  TERTIARY  PRICING     PRICING      VALUATION
                                        SOURCE    SOURCE     SOURCE    LOGIC   DEFAULT LOGIC     POINT
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
EQUITIES
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
U. S. Listed Equities (NYSE,AMEX)       Bridge    Reuters              Last                   Market Close
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
U.S. OTC Equities (Nasdaq)              Bridge    Reuters                                     Market Close
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
Foreign Equities
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
Listed ADR's
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
FIXED INCOME
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
Municipal Bonds
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
US Bonds (Treasuries, MBS,
  ABS, Corporates)
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
Eurobonds/Foreign Bonds
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
OTHER ASSETS
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
     Options
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
     Futures
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
     Non - Listed ADR's
-------------------------------------- -------  ----------  --------  -------  -------------  ------------
EXCHANGE RATES
-------------------------------------- -------  ----------  --------  -------  -------------  ------------

-------------------------------------- -------  ----------  --------  -------  -------------  ------------
FORWARD POINTS
-------------------------------------- -------  ----------  --------  -------  -------------  ------------

-------------------------------------- -------  ----------  --------  -------  -------------  ------------

CLIENT RELATIONSHIP:       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                           -----------------------------------------
                     LEGAL ENTITY (IF MORE THAN ONE, PLEASE LIST ON PAGE 2)

AUTHORIZED BY:         AUTHORIZED OFFICER
               -----------------------------------------------------

STATE STREET BANK AND TRUST COMPANY

ACCEPTED:               VICE PRESIDENT
               ------------------------------------------------------

EFFECTIVE DATE:  __/___/___  (SUPERSEDES PRIOR MATRICES)

[STATE STREET BANK AND TRUST COMPANY LOGO]

                                             PRICE SOURCE AND METHODOLOGY
                                                  AUTHORIZATION MATRIX
                                          Daily Valuation: Mutual Funds and
                                     Insurance (NAVigator; PAM for Mutual Funds)

                LIST OF LEGAL ENTITIES IN THE CLIENT RELATIONSHIP

----------------- ---------------------------- ---------------------------------
  LEGAL ENTITY    NAME OF AUTHORIZED SIGNER IF SIGNATURE OF AUTHORIZED SIGNER IF
                     DIFFERENT THAN PAGE 1           DIFFERENT THAN PAGE 1
----------------- ---------------------------- ---------------------------------

----------------- ---------------------------- ---------------------------------

----------------- ---------------------------- ---------------------------------

----------------- ---------------------------- ---------------------------------

----------------- ---------------------------- ---------------------------------

----------------- ---------------------------- ---------------------------------

----------------- ---------------------------- ---------------------------------

------------------  ------------------------------------------------------------
                                        EXPLANATION OF FIELDS
------------------  ------------------------------------------------------------
Client:             Indicate the legal entity name of the Client. If there are multiple legal entities for one client relationship, please list each Legal Entity on p. 2. If a single legal entity
                    encompasses multiple portfolios/accounts/series, any of
                    which are to be priced differently, please so indicate.
------------------  ------------------------------------------------------------
Primary Source:     Indicate the primary source for prices for the security
                    type. If an Investment Manager is a pricing source, please specify explicitly.
------------------  ------------------------------------------------------------
Secondary Source:   Indicate the secondary source for prices for the security
                    type. If an Investment Manager is a pricing source, please specify explicitly.
------------------  ------------------------------------------------------------
Tertiary Source:    Indicate the tertiary (3rd level) source for prices for the security type. If an Investment Manager is a pricing source, please specify explicitly.
------------------  ------------------------------------------------------------
Pricing Logic:      Indicate the price type to be referenced for the security
                    type: Ask, Bid, Close, Evaluated Mean, Last Sale, amortized cost, etc.
------------------  ------------------------------------------------------------
Pricing Default     Indicate the price type to be referenced for the security
Logic:              type: Ask, Bid, Close, Evaluated Mean, Last Sale, amortized cost, etc. in the instance where the preferred price
                    type is not available
------------------  ------------------------------------------------------------
Valuation Point:    Indicate time of day: Market Close, End of Day, specific
                    time and time zone.
------------------  ------------------------------------------------------------
Authorized By:      Provide the signature of the person authorizing the
                    completion of the Price Source Authorization. If multiple
                    legal entities are listed on p. 2, please provide the
                    signature of an authorized person in each case, if
                    necessary.
------------------  ------------------------------------------------------------
Date:               Indicate the date the Price Source Authorization was
                    completed
------------------  ------------------------------------------------------------